UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2019

EATON CORPORATION plc
(Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eaton House, 30 Pembroke Road Dublin 4, Ireland	D04 Y0C2
(Address of principal executive offices)	(Zip Code)

353 1637 2900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Charles E. Golden retired from the Board of Directors of the Company effective with the opening of the Annual General Meeting on April 24, 2019, having attained retirement age under the Board of Directors Governance Policies.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)(b) At the Annual General Meeting of Shareholders of the Company held on April 24, 2019, the items listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in the Company’s Proxy Statement for the 2019 Annual General Meeting of Shareholders. Each of the items was approved by the shareholders. The voting results for each proposal are set forth below.

Item 1 - Electing the twelve director nominees named in the proxy statement.

Each of the following individuals was elected as a director, based on the voting results shown below, to serve until the 2020 Annual General Meeting of Shareholders or until his or her successor is duly elected and qualified:

Director	For	Against	Abstain	Broker Non-Votes
Craig Arnold	304,107,185	21,431,926	1,430,912	46,498,821
Todd M. Bluedorn	178,993,520	146,700,808	1,275,695	46,498,821
Christopher M. Connor	312,258,511	13,421,876	1,289,636	46,498,821
Michael J. Critelli	312,640,827	13,003,096	1,326,100	46,498,821
Richard H. Fearon	299,037,076	26,944,361	988,586	46,498,821
Arthur E. Johnson	320,298,628	5,270,183	1,401,212	46,498,821
Olivier Leonetti	323,798,951	1,706,662	1,464,410	46,498,821
Deborah L. McCoy	314,453,745	11,381,235	1,135,043	46,498,821
Gregory R. Page	317,707,906	7,862,202	1,399,915	46,498,821
Sandra Pianalto	316,191,934	9,376,449	1,401,640	46,498,821
Gerald B. Smith	323,222,319	2,344,981	1,402,723	46,498,821
Dorothy C. Thompson	324,253,002	1,518,687	1,198,334	46,498,821

Item 2 - Appointment of Ernst & Young LLP as independent auditor for 2019 and authorizing the Audit Committee of the Board of Directors to set its remuneration.

For	Against	Abstain
356,009,982	16,900,275	558,587

Item 3 - Advisory approval of the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
307,949,805	17,228,209	1,792,009	46,498,821

Item 4 - Grant of Board authority to issue shares under Irish law.

For	Against	Abstain
364,517,986	7,085,328	1,865,530

Item 5 - Grant of Board authority to opt-out of pre-emption rights under Irish law.

For	Against	Abstain
356,066,937	14,126,942	3,274,965

Item 6 - Authorization to the Company and or any subsidiary of the Company to make overseas market purchases of Company shares.

For	Against	Abstain
361,819,623	9,191,930	2,457,291

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eaton Corporation plc

Date: April 29, 2019	By:	/s/ Nigel Crawford
Nigel Crawford
Vice President and Secretary